SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report: (Date of earliest event reported):
                          May 2, 2005 (April 29, 2005)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




         Delaware                       0-15905                   73-1268729
(State of Incorporation)        (Commission file Number)       (IRS Employer
                                                             Identification No.)

                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Blue Dolphin Energy Company (the "Company") has entered into Note Modification Agreements and Waiver Agreements with certain Investors (the "Investors"). The Investors hold promissory notes in an aggregate principal amount of $175,000 and were issued warrants exercisable to acquire 666,672 shares of the Company's common stock, pursuant to the Note and Warrant Purchase Agreement dated September 8, 2004 (the "Purchase Agreement"). The promissory notes bear interest at 12% per annum of which 4% is payable monthly and 8% is payable at maturity.

Pursuant to the terms of the Note Modification and Waiver Agreements, the Company and the Investors agreed as follows:

     o To amend the terms of the promissory notes to (i) extend the maturity date from September 8, 2005 to June 30, 2006 and (ii) defer the payment of all interest on the promissory notes until maturity,

     o To waive the Investors' compliance with the lock-up provisions of the Purchase Agreement and allow them to sell shares of the Company's common stock that they may receive upon exercise of the warrants, and

     o To accelerate the date the Company is required to file a registration statement registering the resale of the shares of the Company's common stock that the Investors may acquire upon exercise of warrants to May 15, 2005.

Including the above, the Company has now extended the maturity of $450,000 principal amount of promissory notes that were due on September 8, 2005 to June 30, 2006. The remaining $300,000 principal amount of promissory notes, issued in September 2004, are due September 8, 2005.

The Company issued a press release announcing its entry into the Note Modification Agreements and Waiver Agreements on April 29, 2005, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  10.1     Form of Note Modification Agreement

                  10.2     Form of Waiver Agreement

                  99.1     Press Release dated April 29, 2005.

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   May 2, 2005.

                                                     BLUE DOLPHIN ENERGY COMPANY



                                                      /s/ G. Brian Lloyd
                                                     ---------------------------
                                                     By:  G. Brian Lloyd
                                                     Vice President, Treasurer

                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit

10.1              Form of Note Modification Agreement

10.2              Form of Waiver Agreement

99.1              Press Release dated April 29, 2005.